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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                           --------------------------

                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): October 29, 2004


                             Patapsco Bancorp, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

            Maryland                  0-28032                   52-1951797
-----------------------------       ---------------------   -------------------
(State or Other Jurisdiction        Commission File Number  (I.R.S. Employer of
Incorporation)                                              Identification No.)

                 1301 Merritt Boulevard, Dundalk, Maryland 44139
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, Including Area Code: (410) 285-1010
                                                           --------------


                                 Not Applicable
     -----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On October 29, 2004, Patapsco Bancorp, Inc.(the "Company")announced its unaudited financial results for the three months ended September 30, 2004. For more information, reference is made to the Company's press release dated October 29, 2004, a copy of which is attached to this Report as Exhibit 99 and is furnished herewith.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a)   Not applicable.


(b)   Not applicable.


(c)   The following exhibit is filed herewith:

         Exhibit 99           Press Release dated October 29, 2004


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PATAPSCO BANCORP, INC.



Date:  November 1, 2004       By:   /s/ Michael J. Dee
                                    -----------------------------------
                                    Michael J. Dee
                                    Senior Vice President and Chief Financial
                                    Officer


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                                   EXHIBIT 99